                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 17, 2005
                                                          --------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

        New York                       0-3319                  13-1784308
        --------                       ------                  ----------
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)            Identification No.)

                 One Commerce Park, Valhalla, NY            10595
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               (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On March 17, 2005, Del Global  Technologies  Corp., a New York  corporation
(the  "Company")  announced  its results for the fiscal 2005 second  quarter and first half. A copy of the press  release is  furnished as Exhibit  99.01 to this report.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

      EXHIBIT NO.        EXHIBITS
      -----------        --------

      99.01              Press Release dated March 17, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             DEL GLOBAL TECHNOLOGIES CORP.
                                                       (Registrant)

Date:  March 17, 2005                        By: /s/ Mark A. Koch
                                                --------------------------------
                                                Mark A. Koch
                                                Principal Accounting Officer and
                                                Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.01              Press Release dated March 17, 2005